UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:

August 23, 2022

APX ACQUISITION CORP. I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41125	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Juan Salvador Agraz 65 Contadero, Cuajimalpa de Morelos Mexico City, Mexico	05370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 (55) 4744 1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	APXIW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	APXIU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2022, APx Acquisition Corp. I (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“NASDAQ”) indicating that the Company was not in compliance with Listing Rule 5250(c)(1) because the Company had failed to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Delinquent Report”).

The Notice stated that the Company has until October 24, 2022 to submit a plan to regain compliance with respect to the filing of the Delinquent Report. If NASDAQ accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Delinquent Report, or until February 20, 2023, to regain compliance.

The Company is continuing to work diligently to complete the Delinquent Report and certain other amended reports, as previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2022. If the Company is unable to file the Delinquent Report by October 24, 2022, it intends to file a plan to regain compliance with NASDAQ. This notification has no immediate effect on the listing of the Company’s shares on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

Item 8.01.	Other Events.

On August 25, 2022, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release

104	Cover Page Interactive Date File, formatted in Inline XBRL (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2022

APX ACQUISITION CORP. I

By:	/s/ Xavier Martinez
Xavier Martinez
Chief Financial Officer